BANNER CORPORATION

First Quarter 2021


Photo by
Siti Alimah


Photo by
Yvonne McDonald


Photo by
Maria DeVacchio


Photo by
Salvador Saldana

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released April 21, 2021 as well as the Form 10-K for the year ended December 31, 2020 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Building value at Banner

Building value for stakeholders …

by focusing on core banking competency …

that is sustainable through change events …

and scalable with acquisition growth

Banner Corporation	
Assets	$16.1B
Deposits	$13.5B
Loans	$10.1B
Offices	155
Employees	2,100


CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Recent Additions

	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Community, Diversity & Sustainability

Community

Meeting the needs of low and moderate income businesses and consumers in our footprint

- Provided financial literacy through first time home buyer education classes (120 classes in 2019 with over 980 attendees, and over 1,800 online attendees throughout 2020)
- Since 2018, Banner has originated over $500 million in affordable housing loans, representing over 3,300 apartments for disadvantaged and low and moderate income households

Investing in local communities with time, talent and financial resources. Throughout 2020 contributed more than 1,000 charitable hours and more than $3.5 million (including the Banner Small Business Opportunity Fund) to charitable and community causes across our footprint

Continuing to offer the "Community Heroes" Mortgage Loan Product, first developed in 2020, to address the down payment shortfall for law enforcement, firefighters, paramedics, nurses, educators and active or former military

Providing employees with paid time off to volunteer in their communities each year (16 hours for full-time, 8 hours for part-time)

Diversity

Made a $1 million equity investment in Broadway Federal Bank, the largest African American Minority Depository Institution in the U.S.

Created the Banner Small Business Opportunity Fund with initial $1.5 million investment in support of minority owned small businesses as well as business located in economically disadvantaged communities (selected three Community Development Financial Institutions to facilitate)

Awarded the Mortgage Bankers Association 2020 "Residential and Inclusion Leadership Award", recognizing innovative mortgage programs designed to increase outreach to low to moderate income households and increase organizational diversity

5 of 11 independent board directors are either women or minorities, 70% of total bank employees are women

Diversity training provided to all employees on an annual basis

Sustainability

No credit exposure to oil & gas production

Building value at Banner

Core banking competency

Growing revenue
Protecting net interest margin
Spending carefully
Maintaining a moderate risk profile
Employing capital wisely

Growing revenue

Take advantage of ideal geography
Offer super community bank value proposition
Guard and improve reputation
Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.6	11%
Oregon	4.3	4.6	8%
Idaho	1.8	2.1	16%
California	39.6	40.7	3%
Region	53.4	55.9	5%
United States	***329.5***	***346.1***	***5%***

- Banner's 3 northern states are among the fastest growing in the country.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th
7th
12th
13th
4th
2nd
22nd
26th
0%
5%
10%
15%
20%
25%



CANADA
WA
Seattle
Spokane
MT
Portland
Eugene
OR
ID
Boise
WY
Medford
NV
UT
CO
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Source: U.S. Census Bureau
Moody's Analytics Forecasted (Jan 2021)

Growing revenue … in an ideal geography

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident SEAFOODS
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to

the Central Valley …

the world's 6th largest

economy

Growing revenue

Offer super community bank value proposition

- Broad product offerings serving middle market, small business and consumer client base
- Decision making as close to client as possible
- Delivery channels aligned to maximize tactical execution of strategic plan
- Community investment

Growing revenue

Guard and improve reputation

Residential Diversity and Inclusion Leadership Award
Mortgage Bankers Association 2020

Recognized by Forbes (5th consecutive year)
2017-2021 "America's 100 Best Banks" and 2020 "World's Best Banks"

Best Regional Bank in the Pacific Region of the U.S.
Money 2018 & 2019*

2020 A+ Health Grade
DepositAccounts.com/LendingTree

Consistent recipient of highest rating
BauerFinancial 5-Star Rating™

Top SBA lender
"Regional Lender of the Year" — Seattle/Spokane District 2013-2020
"Star Performer" — Portland District 2016-2020
"National Lender Recognition Award" — Sacramento District 2015-2019*

** Due to the pandemic, recognition suspended in 2020.*

Growing revenue

Grow transaction deposit accounts

Quarter Ending	Non-Interest Bearing		Interest Bearing	
	Number	YOY Δ	Number	YOY Δ
03/31/21	321,973	3.0%	157,469	2.0%
12/31/09	71,178	8.0%	50,955	1.1%

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~120% since 2009, about a 7¼% compound annual growth rate.
- In Q3 2019, sold one Idaho branch holding about 1,200 accounts.
- In Q4 2017, sold seven Utah branches holding about 6,700 accounts.
- Including acquisitions, the number of transaction deposit accounts has increased nearly 3 times.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
500
400
300
200
100
0
Interest Bearing
Non-Interest Bearing
Islanders Bank
AltaPacific Bank
Skagit Bank
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Growing revenue

Grow core revenue

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
03/31/21	$ 141M	-1.1%	$ 578 M	3.2%
12/31/09	$ 45M	5.8%	$ 177 M	-0.6%



Millions
Other Income
Net Interest Income
150
125
100
75
50
25
0
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Grow Noninterest income[1]

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
03/31/21	$ 23.7M	0.2%	$ 98.3 M	12.1%
12/31/09	$ 6.6M	-4.0%	$ 31.1M	7.1%



Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Noninterest Income as % of Core Revenue
30
25
20
15
10
5
0
28%
24%
20%
16%
12%
8%
4%
0%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

[1] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix



12/31/2009
Coml & Ag
19%
Securities
14%
Consumer
7%
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev



03/31/2021
Coml & Ag
23%
Securities & Other Investments
32%
CRE Owner
9%
4%
Consumer
22%
5%
5%
CRE Investor
Res Mortgage
Res Const/Dev

$ Billions	12/09	03/21
Securities	0.6	4.8
Coml & Ag	0.9	3.4
CRE Owner	0.5	1.3
CRE Investor	0.9	3.2
Res Const/Dev	0.5	0.8
Res Mortgage	0.7	0.7
Consumer	0.3	0.6
Total	4.4	14.8

Improve Funding Mix



12/31/2009
Non-Interest Bearing
14%
Certificates of Deposit
45%
31%
Interest Bearing and Savings
FHLB & Other
10%



03/31/2021
Certificates of Deposit
6%
4%
FHLB, Sub Debt & Other
Non-Interest Bearing
43%
47%
Interest Bearing and Savings

$ Billions	12/09	03/21
Non-Interest	0.6	6.0
Interest Bearing	1.3	6.7
CDs	2.0	0.9
FHLB & Other	0.4	0.5
Total	4.3	14.1

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
03/31/21	$12,642M	36.2%	93%
12/31/09	$ 1,924M	16.8%	50%



Billions
Noncore Deposits
Core Deposits
Core Deposit %
0
2
4
6
8
10
12
14
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Reduce deposit costs

Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
03/31/21	$ 3.6M	0.11%	$ 19.9M	0.16%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Loan Yield
Deposit Cost
Loan–Deposit Spread
0%
1%
2%
3%
4%
5%
6%
7%
8%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Protecting net interest margin



50%
40%
30%
20%
10%
0%
-10%
Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4



Deposits
Loans
Loan-to-Deposit Ratio
100%
80%
60%
40%
20%
0%
14
12
10
8
6
4
2
0
Billions
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
03/31/21	$ 118 M	3.44%	$480 M	3.66%
12/31/09	$ 39 M	3.53%	$146 M	3.36%



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Net Interest Margin
Banner
Peer Top Quartile
Peer Median
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation



8%
7%
6%
5%
4%
3%
2%
1%
0%
Earning Asset Yield
Funding Cost
Net Interest Margin
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

	Three Months Ended March 31, 2021		
	As Reported	Excluding PPP	Difference
Loan Yield	4.43%	4.52%	0.09%

Conservative investment portfolio

Investment Portfolio Composition ($3.46 billion)

(As of 3/31/21, $MM)



Corp, $121 , 3.5%
Agency, $63 , 1.8%
ABS, $4 , 0.1%
Other, $3 , 0.1%
Comml Paper, $150 , 4.3%
CMO, $460 , 13.3%
MBS, $1,238 , 35.8%
Municipal, $610 , 17.6%
CMBS, $808 , 23.4%

- 85% of investments are Agency MBS/CMO or AAA rated
- Less than 8% non-rated investments, principally CRA investments
- Weighted average duration of 5.2 provides yield anchor in low rate environment, while maintaining overall asset-sensitivity

Quarterly New Purchases: Yields



3.00%
2.00%
1.00%
0.00%
2.76%
2.53%
2.39%
2.16%
Q2 2020
Q3 2020
Q4 2020
Q1 2021
New Purchases Book Yield
New Purchases Tax Effective Yield
Avg Tax Effective Yield

12 Month Net Interest Income Shock ($MM), % Change



560
550
540
530
520
510
500
490
480
470
460
12%
10%
8%
6%
4%
2%
0%
-2%
491
494
515
532
542
546
-0.4%
0.0%
4.2%
7.6%
9.8%
10.5%
-25 bps
Base
+100 bps
+200 bps
+300 bps
+400 bps

Assumes flat forward balance sheet, parallel rate shift; Base as of 3/31/21

Quarterly New Purchases: Duration



6.00
5.00
4.00
3.00
2.00
1.00
0.00
4.57
5.62
4.05
5.46
3.36
3.96
4.08
4.58
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Duration on New Purchases
Avg Effective Duration

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
03/31/21	$ 92 M	-2.0%	$366 M	2.9%
12/31/09	$ 31 M	-10.1%	$132 M	-2.5%



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4



Millions
Other
Information
Occupancy
Compensation
Efficiency Ratio
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs		OREO	
	Amount	% of TA	Amount	% of TA
03/31/21	$ 37M	0.36%	$ 0M	0.00%
12/31/09	$214M	5.53%	$ 78M	2.01%



ACLL to Total Loans
Banner
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4



Millions
Other Real Estate Owned
Nonperforming Loans
ACLL
350
300
250
200
150
100
50
0
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Pandemic risk: PPP response

(As of 3/31/21)

SBA Paycheck Protection Program

- Initially funded 9,103 applications and $1.15B in loans
- Funded 4,107 applications and $410.8MM in second round
- 90% existing Banner clients; 10% new clients
- Forgiveness processed for 1,255 loans for $259.9MM in balances

PPP Loans by Industry



Other 12%
Const 21%
Wholesale Trade 3%
Admin Srv 4%
Other Svc 5%
Retail Trade 6%
Agriculture 6%
Prof Svc 8%
Mfg 11%
Health Care 11%
Accommand Food Svc 13%

PPP Loans by Geography



ID 5%
Other 1%
OR 19%
WA 53%
CA 22%

As of 3/31/21	# of Loans	Total $MM	Remaining Unamortized Fees $MM
Up to $50K	6,882	$135.6	$5.9
$50K to $350K	4,398	$528.5	$17.5
$350K to $2MM	650	$481.4	$9.9
Over $2MM	51	$171.1	$0.9
Total	**11,981**	**$1,316.6**	**$34.1**

Allowance for credit losses



Day 1 CECL adjustments
Change assessment:
Portfolio
Economic factors
Changes to allowance:
Net charge-offs
Provision
% ACL-Loans excluding PPP
1.90 %
1.81 %
1.69 %
% ACL-Loans
1.57 %
1.16 %
$103
$181
$168
2019-Q4
Day 1
Portfolio
Economy
Net C/O
Provision
2020-Q4
Portfolio
Economy
Net C/O
Provision
2021-Q1

	2019-Q4	Day 1	Portfolio	Economy	Net C/O	Provision	2020-Q4	Portfolio	Economy	Net C/O	Provision	2021-Q1
ACL - Loans	100.6	7.8	(8.0)	66.9	(5.4)	64.3	167.3	(3.7)	(7.5)	(3.2)	(8.0)	156.1
ACL - Unfunded Commitments	2.7	7.0	0.2	3.3	0.0	3.6	13.3	1.2	(2.4)	0.0	(1.2)	12.1
ACL - HTM Securities	0.0	0.1	0.1	(0.0)	0.0	0.0	0.1	0.0	(0.0)	0.0	0.0	0.1
Total ACL	103.3	14.9	(7.7)	70.2	(5.4)	67.9	180.7	(2.5)	(9.9)	(3.2)	(9.3)	168.2

---------2020--------- ------Q1 2021-----

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Total Capital Ratio	TCE / TA
03/31/21	14.74%	7.80%
12/31/09	12.73%	5.87%



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
18%
16%
14%
12%
10%
8%
6%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4



Total Capital
Total Capital Ratio
TCE/ Tangible Assets
Billions
20%
16%
12%
8%
4%
0%
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Reconciliation of non-GAAP measures

$ Thousands

	Quarters Ended		
	Mar 31, 2021	Dec 31, 2020	Mar 31, 2020
Income before provision for income taxes (GAAP)	57,657	48,788	21,490
(Recapture)/Provision for credit losses	(8,031)	(601)	21,748
Pretax pre provision earnings (non-GAAP)	49,626	48,187	43,238
Exclude net gain on sale of securities	(485)	(197)	(78)
Exclude net change in valuation for financial instruments carried at fair value	(59)	(1,704)	4,596
Exclude acquisition-related expenses	571	579	1,142
Exclude COVID-19 expenses	148	333	239
Adjusted pretax pre provision earnings (non-GAAP)	49,801	47,198	49,137

Building value at Banner

Building value for …

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved